UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 1, 2005

Glacier Bancorp, Inc.
(Exact name of registrant as specified in its charter)

MONTANA
(State or other jurisdiction of incorporation)

000-18911	81-0519541

(Commission File Number)	IRS Employer Identification No.

49 Commons Loop, Kalispell, MT	59901

(Address of principal executive offices)	(zip code)

Not Applicable

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code: 406-756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

          On April 1, 2005, Glacier Bancorp, Inc. (NASDAQ “GBCI”) announced the completion of the acquisition of Citizens Bank Holding Company and its bank subsidiary Citizens Community Bank effective March 31, 2005. Citizens Community Bank is a commercial bank with approximately $113 million in assets with three banking offices in Pocatello and Idaho Falls and a loan production office in Rexburg, Idaho.

          A copy of the press release is attached as Exhibit 99 and is incorporated herein in its entirety by reference.

Item 9.01 - Financial Statements and Exhibits

(a)          Financial Statements

                    Not Applicable

(b)          Exhibits

(99)	Press Release dated April 1, 2005 issued by Glacier Bancorp, Inc. announcing the completion of the acquisition of Citizens Bank Holding Company and its subsidiary Citizens Community Bank.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2005

GLACIER BANCORP, INC.

/s/ MICHAEL J. BLODNICK

Michael J. Blodnick
President and Chief Executive Officer